Exhibit 10.2



                               FIRST AMENDMENT TO
                          SALES AND PURCHASE AGREEMENT


     This FIRST AMENDMENT dated as of April 20, 2006 (this "First Amendment") to that certain Sales and Purchase Agreement ("Agreement"), dated as of March 15, 2006, is by and between Structured Capital Corp., a Texas corporation, whose address is 1900 West Loop South, Suite 1100, Houston, Texas, represented herein by Jostein Hauge, its duly authorized President ("Assignor"), and Texaurus Energy Inc., a Delaware corporation, whose address is 2411 Fountainview Drive, Suite 120, Houston, Texas 77057, represented here in by Max Maxwell, its President ("Assignee").

     NOW, THEREFORE, the parties hereto do hereby amend and restate paragraph 2 of the Agreement as follows:

          2. PURCHASE PRICE. For and in consideration of the agreement of Assignor to sell, assign, convey and deliver the "Assigned Interests" (described more particularly in Exhibit "A" attached hereto and made a part hereof) unto Assignee in the manner set forth in the Agreement, Assignee does hereby bind and obligate itself, its successors and assigns, to pay the purchase price ("Purchase Price") set forth below to Assignor. The Purchase Price is hereby agreed to be the sum of Four Million ($4,000,000) Dollars, payable as follows:

     (a) Two million five hundred thousand ($2,500,000) Dollars payable to Assignor, and due and payable in full on or before April 24, 2006, by wire to Assignor's account or to such other account as Assignor shall direct Assignee in writing.

     (b) The issuance to Assignor of thirty seven million five hundred thousand (37,500,000) shares in the capital of Texhoma Energy, Inc.

     FURTHER, Exhibit "A" to the Agreement is hereby deleted and replaced with Exhibit "A" attached to this First Amendment.

     FURTHER, the parties hereto do hereby extend the time for closing until April 24 , 2006.
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IN WITNESS WHEREOF, the Assignor and Assignee have executed this First Amendment as of the date first above written.

                                   ASSIGNOR:

                                   STRUCTURED CAPITAL CORP.


                                   By:  /s/ Jostein Hauge
                                        ---------------------------------
                                        Jostein Hauge, President


                                   ASSIGNEE:

                                   TEXAURUS ENERGY INC.


                                   By:  /s/ Max Maxwell
                                        --------------------------------
                                        Max Maxwell, President

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                                   EXHIBIT A


The  "Assigned  Interests"  are  described  as  follows:

     Being an undivided Eight (8%) Percent of 8/8ths working interest in the "Leases" listed and described on Exhibit "A" and an undivided Eight (8%) Percent of 8/8ths working interest in and to: (a) the wellbores of the Key Operating and Production Company, Inc. - S.L. 16995 No. 1 Well, bearing Office of Conservation Serial No. 228882, and the Key Operating and Production Company, Inc. - S.L. 16995 No. 1-D Well, bearing Office of Conservation Serial No. 229486 (collectively ("S.L. 16995 Well"), and the Key Operating and Production Company, Inc. - S.L. 16995 No.2 Well, bearing Office of Conservation Serial No.230531, and the Key Operating and Production Company, Inc. - S.L. 16995 No. 3 Well, bearing Office of Conservation Serial No. 3-231777 and 3D-232537 (collectively "Wells"), (b) all physical facilities situated at the wellsite location of the Wells, including, but not limited to, any tanks, tank batteries, gas plants, disposal facilities, buildings, structures, field separators and liquid extractors, compressors, pumps, pumping units, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, implements, tools, appliances, cables, wires, towers, casing, tubing and rods, gathering lines, and any and all other fixtures and equipment of every type and description (collectively, "Equipment"); and (c) the right of ingress and egress to and from the Wells on, over and across the leased premises covered by the Leases.

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